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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 29, 2006

Viropro, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-06718	13-3124057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8515, Place Devonshire, Suite 207 Montreal, Quebec, Canada	H4P 2K1
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (514) 731-8776

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

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ITEM 5.03

AMENDMENT TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

The Registrant’s Board of Directors deems it to be advisable and in the Registrant’s best interest to increase the total number of shares of common stock which the Registrant is authorized to have outstanding to 100,000,000.  However, the Registrant’s shareholders must first approve such proposed change to the Registrant’s Articles of Incorporation in order for the change to become effective.

Please see attached exhibit 3.1 for further specifications of the actions taken.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits

3.1 –  Resolutions of the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: September 15, 2006

VIROPRO, INC.

/s/ Jean-Marie Dupuy

Jean-Marie Dupuy, President and Chief Executive Officer